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
Exhibit 99.02

                                          UNITED STATES BANKRUPTCY COURT
                                                 DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                            Case No.  BK-S 03-10877

                                                                 CHAPTER 11
                                                                 MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)
---------------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Feb-03                                       PETITION DATE:    01/24/03
1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in  $1

2.  Asset and Liability Structure                           End of Current Month     End of Prior Month     As of Petition Filing
    a. Current Assets                                               $80,865               N/A
    b. Total Assets *                                           $46,120,606               N/A                      $46,108,938
    c. Current Liabilities                                           $6,877               N/A                          $16,088
    d. Total Liabilities                                         $4,078,686               N/A                       $4,073,070

                                                                                                                   Cumulative
3.  Statement of Cash Receipts & Disbursements for Month       Current Month           Prior Month                (Case to Date)
    a. Total Receipts                                               $33,811               N/A                          $33,811
    b. Total Disbursements                                           $8,300               N/A                           $8,300
    c. Excess (Deficiency) of Receipts Over Disbursements (a-b)     $25,511               N/A                          $25,511
    d. Cash Balance Beginning of Month                                  $51               N/A                              $51
    e. Cash Balance End of Month (c+d)                              $25,562               N/A                          $25,562

                                                                                                                    Cumulative
                                                                Current Month           Prior Month               (Case to Date)
4.  Profit/(Loss) from the Statement of Operations                  $14,938               N/A                          $14,938
5.  Account Receivables (Pre and Post Petition)                     $32,203               N/A
6.  Post-Petition Liabilities                                        $6,877               N/A
7.  Past Due Post-Petition Account Payables (over 30 days)               $0               N/A

At the end of this reporting month:                                                                  Yes                No

8.  Have any payments been made on pre-petition debt, other than payments                                               X
    in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals?  (if yes, attach listing                                              X
    including date of payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives?                                         X
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?                    X
13. Are a plan and disclosure statement on file?                                                       X
14. Was there any post-petition borrowing during this reporting period?                                X


15. Check if paid: Post-petition taxes; [X];          U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
    tax reporting and tax returns:      [X].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


*  Mid-Power Resource Corporation is unable to estimate the market value of its investment in oil and gas partnerships and therefore has elected to value these assets at cost until such time the market value can be determined. The Company is engaged in litigation with Edward Mike Davis, former owner of these assets.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: April 11, 2003                                            /s/ James W. Scott
                                                              -----------------------------
                                                               Responsible Individual
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
                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                For the Period January 24 (bankruptcy filing) - February 28, 2003

              Current Month
---------------------------------------------------------                                             Cumulative        Next Month
    Actual     Forecast     Variance                                                                (Case to Date)       Forecast
    ------     --------     --------                                                                  ----------       ----------
                                                 Revenues:
   $24,336         -        $24,336            1   Gross Sales                                          24,336               85
         -         -              -            2   less: Sales Returns & Allowances                          -                -
    24,336         -         24,336            3   Net Sales                                            24,336               85
         -                        -            4   less: Cost of Goods Sold (Sched. 'B')                     -
    24,336         -         24,336            5   Gross Profit                                         24,336               85
         -         -              -            6   Interest                                                  -                -
         -         -              -            7   Other Income:                                             -                -
         -         -              -            8   _________________________                                 -                -
         -         -              -            9   _________________________                                 -                -
    24,336         -         24,336           10       Total Revenues                                   24,336               85

                                                 Expenses:
         -         -              -           11   Compensation to Owner(s)/Officer(s)                       -                -
         -         -              -     0%    12   Salaries                                                  -                -
         -         -              -     0%    13   Commissions                                               -                -
         -         -              -     0%    14   Contract Labor                                            -                -
         -         -              -     0%         Rent/Lease:
                                        0%    15   Personal Property                                         -                -
         -         -              -     0%    16   Real Property                                             -                -
         -         -              -     0%    17   Insurance                                                 -               50
         -         -              -     0%    18   Management Fees                                           -                -
         -         -              -     0%    19   Depreciation                                              -                -

         -         -              -     0%    20   Taxes:                                                    -                -
                                                       Employer Payroll Taxes
         -         -              -     0%    21       Real Property Taxes                                   -                -
         -         -              -     0%    22       Other Taxes                                           -                -
         -         -              -     0%    23   Other Selling                                             -                -
       105         -           (105)    0%    24   Other Administrative                                    105              100
       490         -           (490)    0%    25   Interest                                                490              484
                                  -     0%    26   Other Expenses:                                           -
     6,483         -         (6,483)    0%    27 Production Expenses                                     6,483            3,989
         -         -              -     0%    28 Maintenance - Wells and Roads                               -              898
     2,320         -         (2,320)    0%    29 Legal fees - Davis Lawsuit                              2,320            4,000
                   -              -     0%    30 ___________________________
                   -              -     0%    31 ___________________________
                                  -     0%    32 ___________________________
                                  -     0%    33 ___________________________
                                  -     0%    34 ___________________________
     9,398         -         (9,398)          35       Total Expenses                                    9,398            9,521
    14,938         -         14,938           36 Subtotal                                               14,938           (9,436)
                                  -           37 Reorganization Items:
                                                   Professional Fees
                                  -           38   Provisions for Rejected Executory Contracts
                                  -           39   Interest Earned on Accumulated Cash from
                                                   Resulting Chp 11 Case
                                  -           40   Gain or (Loss) from Sale of Equipment
                   -              -           41   U.S. Trustee Quarterly Fees                                                -
                                  -           42   ______________________________
         -         -              -           43        Total Reorganization Items                           -                -
    14,938         -         14,938           44 Net Profit (Loss) Before Federal & State Taxes         14,938           (9,436)
                                  -           45 Federal & State Income Taxes
   $14,938         -        $14,938           46 Net Profit (Loss)                                     $14,938        (9,436.00)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

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
                                                  BALANCE SHEET
                                             (General Business Case)
                                          For the Month Ended 02/28/03



      Assets
                                                                                From Schedules          Market Value
                                                                                --------------          ------------
       Current Assets

   1        Cash and cash equivalents - unrestricted                                                       $25,562
   2        Cash and cash equivalents - restricted                                                              $0
   3        Accounts receivable (net)                                                A                     $32,203
   4        Inventory                                                                B                     $23,100
   5        Prepaid expenses                                                                                    $0
   6        Professional retainers                                                                              $0
   7        Other: _______________________________________________________
   8        ______________________________________________________________

   9                Total Current Assets                                                                   $80,865

       Property and Equipment (Market Value)
  10        Real property                                                            C                          $0
  11        Machinery and equipment                                                  D                    $155,136
  12        Furniture and fixtures                                                   D                          $0
  13        Office equipment                                                         D                          $0
  14        Leasehold improvements                                                   D                          $0
  15        Vehicles                                                                 D                     $57,320
  16        Other: ________________________________________________________          D
  17        _______________________________________________________________          D
  18        _______________________________________________________________          D
  19        _______________________________________________________________          D
  20        _______________________________________________________________          D

  21                Total Property and Equipment                                                          $212,456

       Other Assets

  22        Loans to shareholders                                                                                -
  23        Loans to affiliates
  24        Deposits with federal and state agencies                                                      $170,000
  25        Investment in oil and gas partnership and joint ventures            Footnote 1             $43,386,229
  26        Investment in Sunray Petroleum at cost                              Footnote 1                $632,638
  27        Notes and interest receivable from Sunray Petroleum                 Footnote 1              $1,638,418

  28                Total Other Assets                                                                 $45,827,285

  29                Total Assets                                                                       $46,120,606

       NOTE:

       Footnote 1

       Mid-Power Resource Corporation is unable to estimate the market value of its investment in oil and gas partnerships.
       The Company is engaged in litigation with Edward Mike Davis, former owner of the principal assets held by the Company.
       The Company has elected to show cost as the market value until such time a market value can be determined.

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
                                             Liabilities and Equity
                                             (General Business Case)

Liabilities From Schedules

      Post-Petition

         Current Liabilities

  30        Salaries and wages                                                                                  $0
  31        Payroll taxes                                                                                       $0
  32        Real and personal property taxes                                                                    $0
  33        Income taxes                                                                                        $0
  34        Sales taxes                                                                                         $0
  35        Notes payable (short term)                                                                          $0
  36        Accounts payable (trade)                                                 A                      $1,357
  37        Real property lease arrearage                                                                       $0
  38        Personal property lease arrearage                                                                   $0
  39        Accrued professional fees
  40        Current portion of long-term post-petition debt (due within 12 months)
  41        Other: Note payable to Mid-Power Service Corp.                                                  $5,520
  42        _______________________________________________________________
  43        _______________________________________________________________

  44        Total Current Liabilities                                                                       $6,877

  45     Long-Term Post-Petition Debt, Net of Current Portion

  46        Total Post-Petition Liabilities                                                                 $6,877

      Pre-Petition Liabilities (allowed amount)

  47        Secured claims                                                           F                     $64,106
  48        Priority unsecured claims                                                F                        $334
  49        General unsecured claims                                                 F                  $4,007,370
  50        Total Pre-Petition Liabilities                                                              $4,071,810
  51        Total Liabilities                                                                           $4,078,686

    Equity (Deficit)

  52        Retained Earnings/(Deficit) at time of filing                                              ($1,461,332)
  53        Capital Stock
               issued and outstanding                                                                           $1
  54        Additional paid-in capital                                                                 $43,497,198
  55        Cumulative profit/(loss) since filing of case                                                  $14,938
  56        Post-petition contributions/(distributions) or (draws)                                              $0
  57        ______________________________________________________________________
  58        Market value adjustment                                                                        ($8,886)

  59           Total Equity (Deficit)                                                                  $42,041,920

  60  Total Liabilities and Equity (Deficit)                                                           $46,120,606


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

                                                 SCHEDULES TO THE BALANCE SHEET
                                                    (General Business Case)

                                                           Schedule A
                                             Accounts Receivable and (Net) Payable

                                                                 Accounts Receivable      Accounts Payable         Past Due
Receivables and Payables Agings                                [Pre and Post Petition]     [Post Petition]    Post Petition Debt
-------------------------------                                -----------------------     ---------------    ------------------
     0 -30 Days                                                          $9,500              $1,357
     31-60 Days                                                          $9,540
     61-90 Days                                                                                                         $0
     91+ Days                                                           $13,163
     Total accounts receivable/payable                                  $32,203              $1,357

     Allowance for doubtful accounts

     Accounts receivable (net)                                          $32,203



                                                              Schedule B
                                                     Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                              Cost of Goods Sold
----------------------------------                              ------------------

                                       Inventory(ies)           Inventory Beginning of Month                     $23,100
                                         Balance at
                                        End of Month

                                                                Add -
     Retail/Restaurants -                                         Net purchase
       Product for resale                                         Direct labor
                                                                  Manufacturing overhead
     Distribution -                                               Freight in
       Products for resale                                        Other:
     Manufacturer -
       Work-in-progress                                         Less -
       Finished goods                                             Inventory End of Month                         $23,100
                                                                  Shrinkage
     Other - Explain                        $23,100               Personal Use
     Tubing
                                                                Cost of Goods Sold                                    $0
         TOTAL                              $23,100


     Method of Inventory Control                                Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.

                Yes   [ ]      No  [x]

     How often do you take a complete physical inventory?       Valuation methods -
                                                                    FIFO cost                       x
       Weekly         ______________                                LIFO cost                      ___
       Monthly        ______________                                Lower of cost or market        ___
       Quarterly      ______________                                Retail method                  ___
       Semi-annually  ______________                                Other                          ___
       Annually       ______________                                  Explain
Date of last physical inventory was ________________________          _________________________________
Date of next physical inventory is  ________________________          _________________________________

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
                                                          Schedule C
                                                         Real Property


Description                                                                       Cost                  Market Value
-----------                                                                       ----                  ------------
       Total                                                                       $0                          $0


                                                           Schedule D
                                                   Other Depreciable Assets

Description                                                                       Cost                  Market Value
-----------                                                                       ----                  ------------
Machinery & Equipment -
       Gas and Oil Equipment, net of depreciation;  unable                       $155,136                    $155,136
          to determine market value at this time.
       Total                                                                     $155,136                    $155,136

Furniture & Fixtures -

       Total                                                                           $0                          $0

Office Equipment -

       Total                                                                           $0                          $0

Leasehold Improvements -


       Total                                                                           $0                          $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book $66,217                      $57,320


       Total                                                                     $66,217                      $57,320


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
                                                            Schedule E
                                                   Aging of Post-Petition Taxes
                                            (As of End of the Current Reporting Period)


Taxes Payable                                0-30 Days         31-60 Days        61-90 Days       91+ Days           Total
-------------                                ---------         ----------        ----------       --------           -----
Federal
       Income Tax Withholding                                                                                         $0
       FICA - Employee                                                                                                $0
       FICA - Employer                                                                                                $0
       Unemployment (FUTA)                                                                                            $0
       Income                                                                                                         $0
       Other (Attach List)                                                                                            $0
Total Federal Taxes                              $0                $0                $0             $0                $0

State and Local
       Income Tax Withholding                                                                                         $0
       Unemployment (UT)                                                                                              $0
       Disability Insurance (DI)                                                                                      $0
       Empl. Training Tax (ETT)                                                                                       $0
       Sales                                                                                                          $0
       Excise                                                                                                         $0
       Real property                                                                                                  $0
       Personal property                                                                                              $0
       Income                                                                                                         $0
       Other (Attach List)                                                                                            $0
Total State & Local Taxes                        $0                $0                $0             $0                $0
Total Taxes                                      $0                $0                $0             $0                $0

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
                                                          Schedule F
                                                   Pre-Petition Liabilities


List Total Claims For Each Classification -                                              Claimed        Allowed
                                                                                          Amount       Amount (b)
                                                                                      ------------   ------------
       Secured claims (a)                                                                64,106.23      64,106.23
       Priority claims other than taxes
       Priority tax claims                                                                  333.50         333.50
       General unsecured claims                                                       4,007,369.84   4,007,369.84

       (a)   List total amount of claims even it under secured.

       (b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
             $3,000,000 as the Allowed Amount.

                                            Schedule G
                                    Rental Income Information


                             Not applicable to General Business Cases



                                             Schedule H
                          Recapitulation of Funds Held at End of Month


                                               Account 1         Account 2         Account 3       Account 4
                                               ---------         ---------         ---------       ---------
Bank                                          Wells Fargo       Wells Fargo
Account Type                                  Checking          Checking
Account No.                                   450-6786179       100-9350446
Account Purpose                               Close-out         Checking
Balance, End of Month                                $30           $25,532
Total Funds on Hand for all Accounts             $25,562


===================================================================================================================================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                               STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                             Increase/(Decrease) in Cash and Cash Equivalents
                                                       For the Month Ended 02/28/03


                                                                                Actual                     Cumulative
                                                                            Current Month                (Case to Date)
                                                                            -------------                --------------
     Cash Receipts

1          Rent/Leases Collected                                                     $0                           $0
2          Cash Received from Sales                                             $28,291                      $28,291
3          Interest Received                                                         $0                           $0
4          Borrowings                                                                $0                           $0
5          Funds from Shareholders, Partners, or Other Insiders                  $5,520                       $5,520
6          Capital Contributions                                                     $0                           $0
7                                                                                                                 $0
8                                                                                                                 $0
9                                                                                                                 $0
10                                                                                                                $0
11                                                                                                                $0
12               Total Cash Receipts                                            $33,811                      $33,811

     Cash Disbursements
13         Payments for Inventory                                                     0                            0
14         Selling                                                                   $0                           $0
15         Administrative                                                          $105                         $105
16         Capital Expenditures                                                      $0                           $0
17         Principal Payments on Debt                                            $1,260                       $1,260
18         Interest Paid                                                           $490                         $490

           Rent/Lease:                                                                                             0
19               Personal Property                                                   $0                           $0
20               Real Property                                                       $0                           $0

           Amount Paid to Owner(s)/Officer(s)                                                                      0
21               Salaries                                                            $0                           $0
22               Draws                                                               $0                           $0
23               Commissions/Royalties                                               $0                           $0
24               Expense Reimbursements                                              $0                           $0
25               Other                                                               $0                           $0

26         Salaries/Commissions (less employee withholding)                          $0                           $0

27         Management Fees                                                           $0                           $0

           Taxes:                                                                                                 $0
28               Employee Withholding                                                $0                           $0
29               Employer Payroll Taxes                                              $0                           $0
30               Real Property Taxes                                                 $0                           $0
31               Other Taxes                                                         $0                           $0

32         Other Cash Outflows:                                                                                   $0
33               Production Expenses                                             $6,446                       $6,446
34               Maintenance Expenses                                                $0                           $0
35                                                                                   $0                           $0
36                                                                                   $0                           $0
37                                                                                    -                           $0

38               Total Cash Disbursements:                                       $8,300                       $8,300

39   Net Increase (Decrease) in Cash                                            $25,511                      $25,511
40   Cash Balance, Beginning of Period                                              $51                          $51
41   Cash Balance, End of Period                                                $25,562                      $25,562

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